UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

PACIFIC OFFICE PROPERTIES TRUST, INC.
__________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-09900	86-0602478
__________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

841 Bishop Street, Suite 1700 Honolulu, Hawaii	96813
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

(808) 521-7444
(Registrant’s telephone number, including area code)

Not applicable
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K initially filed on February 1, 2013 (the “Initial Form 8-K”) by Pacific Office Properties Trust, Inc. is being filed solely for the purpose of including the signature page to the Initial Form 8-K, which was inadvertently omitted. Other than including the signature page, this Amendment does not modify the disclosure contained in the Initial Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2013, Robert L. Denton resigned from the Board of Directors of Pacific Office Properties Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

By:     /s/ Kimberly F. Aquino
Name:    Kimberly F. Aquino
Title:    Vice President and Corporate Secretary

Dated: January 30, 2013